Exhibit 99.1

PXRE REINSURANCE LTD.

AS BORROWER

AND

BARCLAYS BANK PLC

AS ISSUER

GLOBAL AMENDMENT AGREEMENT

THIS AGREEMENT is made as of January 28, 2005 among:

(1)		PXRE REINSURANCE LTD., a corporation organized under the laws of Bermuda, as Borrower; and

(2)		BARCLAYS BANK PLC, as Issuer.

	(A)	WHEREAS, pursuant to a letter of credit facility agreement dated as of June 25, 2004 (as amended, increased or otherwise modified from time to time, the “Credit Agreement”) between, PXRE Reinsurance Ltd., as Borrower and Barclays Bank PLC, as Issuer, the Issuer issued certain letters of credit in accordance with the terms of the Credit Agreement.

	(B)	WHEREAS, in order to secure its liabilities under the Credit Agreement, the Borrower entered into a Security Agreement dated as of 25 June 2004 (as amended or otherwise modified from time to time, the “Security Agreement”) in favor of Barclays Bank PLC, as Issuer, and the Borrower granted a security interest in the Collateral (as defined therein) to the Issuer.

	(C)	WHEREAS the parties desire to increase the Commitment (as defined in the Credit Agreement) and make certain other amendments to the documents described above, all as set out below.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“Amended Agreement” means the Original Credit Agreement as amended by this Agreement.

“Effective Date” shall have the meaning given to it in Clause 5.1.

“Original Credit Agreement” means the Credit Agreement defined in the Recitals.

1.2	Incorporation of Defined Terms

Terms not otherwise defined in this Agreement shall have the same meaning as set forth in the Original Credit Agreement.

1.3	Clauses

(a) In this Agreement any reference to a “Clause” or “Schedule” is, unless the context otherwise requires, a reference to a Clause or Schedule of this Agreement.

(b) Clause and Schedule headings are for ease of reference only.

2.	Representations

Except as set out in clause 2.1 below in connection with sub-clause 5.9 (Subsidiaries) of the Amended Agreement, the Borrower repeats the representations set out in Clause 5 (Representations and Warranties) of the Amended Agreement as if each reference in those representations to “this Agreement” includes a reference to (a) this Agreement and (b) the Amended Agreement.

2.1	The Borrower has two additional wholly owned subsidiaries: PXRE Reinsurance (Barbados) Ltd. and PXRE Holding (Ireland) Ltd.

3.	AMENDMENTS

3.1	Amendment of the Original Credit Agreement

With effect from the Effective Date:

3.1.1	the Original Credit Agreement shall be amended as follows:

	(a)	The definition of “LC Facility Termination Date” shall be deleted in its entirety and replaced with the following:

“LC Facility Termination Date” means 27 January 2006.

	(b)	The definition of “Aggregate Facility LC Commitment” shall be deleted in its entirety and replaced with the following:

“Aggregate Facility LC Commitment” means the commitment of the Issuer to issue Facility LCs from time to time issued or outstanding under Clause 2 (The Letter of Credit Facility), in an aggregate amount not to exceed $135,000,000 at any time outstanding, as such amount may be increased or decreased from time to time pursuant to the terms hereof.

	(c)	Every reference to $100,000,000 shall be replaced with $135,000,000

	(d)	The following new Clause shall be added below the existing Clause 2.10:

2.11 Increases in Aggregate Facility LC Commitment

The Issuer may, in his sole discretion and acting upon the written request of the Borrower, agree to increase the Aggregate Facility LC Commitment hereunder, such increased amount to be subject to the terms of this Agreement.

	(e)	The following new Clause shall be added below the new Clause 2.11:

2.12 Renewal Fee

Upon the renewal of the LC Facility, provided no other terms are changed other than the LC Facility Termination Date, the Borrower shall pay to the Issuer a fee of 0.03 percent of the new Aggregate Facility LC Commitment. If the Aggregate Facility LC Commitment is increased the Issuer reserves the right to increase this fee. For the avoidance of doubt, this Clause 6.2 imposes no obligation on the Issuer to renew the facility beyond the LC Facility Termination Date.

3.2	Amendment of the Security Agreement

	3.2.1	With effect from the Effective Date, all references in the Security Agreement to “Credit Agreement” shall be deemed to be references to “Credit Agreement, as amended, increased or otherwise modified from time to time”.

	3.2.2	For the avoidance of doubt, the definition of “Collateral” in the Security Agreement includes the Account(s) set out on Schedule 1 to the Security Agreement.

4.	CONTINUITY AND FURTHER ASSURANCE

4.1	Continuing Obligations
The provisions of the Original Credit Agreement and the Security Agreement shall, save as amended in this Agreement, continue in full force and effect.

4.2	Further Assurance
The Borrower shall, at the request of the Issuer and at its own expense, do all such acts and such things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

4.3	Security Agreement
In accordance with the terms of the Security Agreement, the Issuer hereby gives notice to the Borrower, and the Borrower acknowledges such notice, to deliver such additional Collateral as is necessary for the Borrower to comply with Clause 6.11 (Adjusted Collateral Value) of the Amended Agreement.

5.	CONDITIONS AND CONFIRMATIONS

5.1	Conditions precedent
This Agreement shall not become effective until the day the Issuer confirms to the Borrower that it has received, in form and substance satisfactory to it, each of the documents set out in Schedule 2 (Conditions Precedent) (the “Effective Date”).

5.2	Security Interest Confirmation
The Borrower hereby confirms that the security interest granted to the Issuer under the Security Agreement shall continue to apply to the Amended Agreement.

6.	Fees, Costs and Expenses

6.1	Amendment Fee
The Borrower shall pay to the Issuer a renewal fee of $56,250 set out in the Amended Agreement (the “Amendment Fee”), to be paid on signing of this Agreement.

6.2	Transaction Expenses
The Borrower shall promptly on demand pay the Issuer the amount of all costs and expenses (including legal fees) reasonably incurred by the Issuer in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

6.3	Enforcement Costs
The Borrower shall, within three Business Days of demand, pay to the Issuer the amount of all costs and expenses (including legal fees) incurred by the Issuer in connection with the enforcement of, or the preservation of any rights under this Agreement.

6.4	Stamp Taxes
The Borrower shall pay and, within three Business Days of demand, indemnify the Issuer against any cost, loss or liability that the Issuer incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Agreement.

7.	MISCELLANEOUS

7.1	Incorporation of Terms
The provisions of Clause 9 (General Provisions) of the Original Credit Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” are references to this Agreement.

7.2	Counterparts
This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

THIS AGREEMENT is effective as of the Effective Date.

SCHEDULE 1
Conditions Precedent

1.	Borrower

1.1	Certified copies of constitutional documents of the Borrower.

1.2	A copy of the resolutions of the board of directors:

1.2.1	approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement;

1.2.2	authorizing a specified person or persons to execute this Agreement on its behalf; and

1.2.3	authorizing a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement.

1.3	A specimen of the signature of each person authorized by the resolution referred to in paragraph (b) above.

1.4	A certificate of the Corporate Secretary, or the equivalent thereof, certifying that each copy document relating to it specified in this Schedule 1 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

1.5	Good standing certificate from the Bermuda Ministry of Finance with respect to the Borrower dated the date hereof.

1.6	Certificate of Compliance from the Bermuda Monetary Authority with respect to the Borrower dated the date hereof.

2.	Legal Opinions

2.1	A legal opinion of Clifford Chance LLP, as special New York counsel to the Issuer.

2.2	A legal opinion of in-house counsel to the Borrower in form and substance satisfactory to the Issuer.

3.	Other documents and evidence

3.1	A copy of any other authorization or other document, opinion or assurance which the Issuer considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transaction contemplated by this Agreement or for the validity and enforceability of this Agreement.

3.2	Evidence that the Amendment Fee has been paid.

SIGNATURES

PXRE REINSURANCE LTD.
as Borrower

By:	/s/ Robert P. Myron

Name:	Robert P. Myron
Title:	Senior Vice President & CFO

BARCLAYS BANK PLC
as Issuer

By:	/s/ Jodie Walden

Name:	Jodie Walden
Title:	Manager